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                                                                   EXHIBIT 23(C)

The Board of Directors
PDHC, Ltd.:

  We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ Stirtz Bernards Boyden Surdel &
                                           Larter, P.A.

Edina, Minnesota
November 12, 1997